WESTERN ASSET FUNDS, INC.

Supplement to the Prospectus dated August 1, 2005

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus (the “Prospectus”) dated August 1, 2005 of Western Asset Funds, Inc. (the “Fund”).

The Prospectus is hereby amended as follows:

Effective as of December 1, 2005, Legg Mason Investor Services, LLC has replaced Legg Mason Wood Walker, Incorporated as the Fund’s principal underwriter. Accordingly, all references in the Prospectus to Legg Mason Wood Walker, Incorporated and LMWW are hereby replaced with Legg Mason Investor Services, LLC.

This supplement is dated December 1, 2005